Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Nine Months Ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Condensed Income Statement
Interest income	$16,704	16,208	15,122	15,189	15,024	48,034	45,988
Interest expense	1,260	1,041	899	879	951	3,200	3,174
Net interest income	15,444	15,167	14,223	14,310	14,073	44,834	42,814
Provision for (recovery of) loan losses	(157)	377	49	(508)	306	269	239
Net interest income after provision for (recovery of) loan losses	15,601	14,790	14,174	14,818	13,767	44,565	42,575
Non-interest income	3,581	3,528	3,550	4,347	4,106	10,659	11,885
Non-interest expense	12,350	11,469	12,250	12,311	12,029	36,069	35,729
Income before income taxes	6,832	6,849	5,474	6,854	5,844	19,155	18,731
Provision for income taxes	1,253	1,231	951	1,227	1,027	3,435	3,384
Net income	$5,579	5,618	4,523	5,627	4,817	15,720	15,347

Supplemental Income Statement Information
Amort/Accret income on acquired loans	$144	61	66	116	132	271	597
Tax-equivalent net interest income	$15,495	15,217	14,273	14,365	14,129	44,985	42,988

Per Share Data
Dividends per share	$0.20	0.20	0.20	0.20	0.19	0.60	0.57
Basic earnings per common share	$0.49	0.49	0.38	0.45	0.39	1.36	1.21
Diluted earnings per common share	$0.49	0.49	0.38	0.45	0.39	1.36	1.21
Book value per share	$17.31	17.84	18.14	19.22	19.17	17.31	19.17
Tangible book value per share	$11.97	12.53	12.84	14.33	14.28	11.97	14.28
Weighted average common shares outstanding:
Basic	11,284,225	11,337,805	11,818,614	12,370,702	12,455,276	11,478,256	12,663,368
Diluted	11,284,225	11,337,805	11,818,614	12,370,702	12,455,276	11,478,256	12,663,378
Shares outstanding at period end	11,293,639	11,374,515	11,401,503	12,414,956	12,433,328	11,293,639	12,433,328

Selected Financial Ratios
Return on average assets	1.15%	1.18%	0.96%	1.18%	1.02%	1.09%	1.12%
Return on average equity	10.80%	10.96%	8.13%	9.33%	7.93%	9.91%	8.50%
Return on average tangible common equity	15.30%	15.52%	11.11%	12.51%	10.62%	13.86%	11.39%
Dividend payout ratio	40.82%	40.82%	52.63%	44.44%	48.72%	44.12%	47.11%
Net interest margin (tax equivalent)	3.54%	3.54%	3.35%	3.34%	3.32%	3.48%	3.49%
Efficiency ratio (tax equivalent)	64.74%	61.18%	68.73%	65.79%	65.96%	64.82%	65.11%

Selected Balance Sheet Items
Cash and cash equivalents	$29,460	31,815	19,941	18,136	23,852
Debt and equity securities	325,801	337,952	330,715	345,649	352,066

Loans:
Commercial and industrial	$114,694	114,971	105,805	101,792	91,246
Commercial, secured by real estate	908,130	905,703	906,140	889,108	862,202
Residential real estate	316,669	315,930	328,034	334,547	343,318
Consumer	29,451	30,308	32,445	34,190	35,349
Agricultural	8,630	7,412	7,980	10,647	8,852
Other, including deposit overdrafts	52	81	45	122	247
Deferred net origination fees	(937)	(928)	(928)	(961)	(1,055)
Loans, gross	1,376,689	1,373,477	1,379,521	1,369,445	1,340,159
Less allowance for loan losses	5,644	5,833	5,530	5,506	5,828
Loans, net	$1,371,045	1,367,644	1,373,991	1,363,939	1,334,331

	Three Months Ended					Nine Months Ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Selected Balance Sheet Items, continued
Total earning assets	$1,714,196	1,722,853	1,712,115	1,716,420	1,695,281
Total assets	1,904,700	1,912,627	1,899,630	1,903,629	1,884,252
Total deposits	1,657,370	1,658,825	1,636,606	1,628,819	1,603,203
Short-term borrowings	4,000	5,000	24,746	—	—
Long-term debt	24,539	25,000	10,000	10,000	15,000
Total shareholders’ equity	195,439	202,960	206,875	238,604	238,419
Equity to assets ratio	10.26%	10.61%	10.89%	12.53%	12.65%
Loans to deposits ratio	83.06%	82.80%	84.29%	84.08%	83.59%

Tangible common equity (TCE)	$135,149	142,557	146,360	177,949	177,501
Tangible common assets (TCA)	1,844,410	1,852,224	1,839,115	1,842,974	1,823,334
TCE/TCA	7.33%	7.70%	7.96%	9.66%	9.73%

Selected Average Balance Sheet Items
Cash and cash equivalents	$35,763	28,787	32,826	29,614	34,557	32,393	39,021
Debt and equity securities	338,299	338,149	340,666	348,150	356,214	339,051	310,004

Loans	$1,384,520	1,375,710	1,376,926	1,351,762	1,321,629	1,379,080	1,321,426
Less allowance for loan losses	5,830	5,532	5,503	5,843	5,567	5,623	5,653
Net loans	$1,378,690	1,370,178	1,371,423	1,345,919	1,316,062	1,373,457	1,315,773

Total earning assets	$1,736,031	1,722,503	1,727,335	1,708,392	1,688,589	1,728,677	1,648,461
Total assets	1,928,868	1,912,574	1,917,226	1,896,530	1,879,314	1,919,804	1,835,887
Total deposits	1,669,932	1,655,389	1,646,627	1,615,020	1,595,773	1,657,401	1,551,727
Short-term borrowings	5,728	18,263	12,503	893	1,320	12,140	796
Long-term debt	24,920	12,637	10,000	14,402	15,000	15,907	16,736
Total shareholders’ equity	205,051	205,645	225,725	239,174	240,976	212,064	241,379
Equity to assets ratio	10.63%	10.75%	11.77%	12.61%	12.82%	11.05%	13.15%
Loans to deposits ratio	82.91%	83.10%	83.62%	83.70%	82.82%	83.21%	85.16%

Asset Quality
Net charge-offs (recoveries)	$32	74	25	(186)	130	131	139

Non-accrual loans	$465	599	1,455	1,481	2,629	465	2,629
Loans past due 90 days or more and still accruing	—	—	—	56	13	—	13
Total nonperforming loans	$465	599	1,455	1,537	2,642	465	2,642

Net charge-offs (recoveries) to average loans	0.01%	0.02%	0.01%	(0.05)%	0.04%	0.01%	0.01%
Allowance for loan losses to total loans	0.41%	0.42%	0.40%	0.40%	0.43%	0.41%	0.43%
Nonperforming loans to total loans	0.03%	0.04%	0.11%	0.11%	0.20%	0.03%	0.20%
Nonperforming assets to total assets	0.02%	0.03%	0.08%	0.08%	0.14%	0.02%	0.14%

Assets Under Management
LCNB Corp. total assets	$1,904,700	1,912,627	1,899,630	1,903,629	1,884,252
Trust and investments (fair value)	611,409	625,984	700,353	722,093	713,936
Mortgage loans serviced	145,317	153,557	152,271	149,382	140,147
Cash management	53,199	38,914	75,302	34,009	72,622
Brokerage accounts (fair value)	314,144	303,663	326,290	334,670	319,495
Total assets managed	$3,028,769	3,034,745	3,153,846	3,143,783	3,130,452

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	September 30, 2022 (Unaudited)	December 31, 2021
ASSETS:
Cash and due from banks	$17,754	16,810
Interest-bearing demand deposits	11,706	1,326
Total cash and cash equivalents	29,460	18,136
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,175	2,546
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	290,419	308,177
Debt securities, held-to-maturity, at cost	22,415	22,972
Federal Reserve Bank stock, at cost	4,652	4,652
Federal Home Loan Bank stock, at cost	4,041	5,203
Loans, net	1,371,045	1,363,939
Premises and equipment, net	33,152	35,385
Operating leases right of use asset	6,025	6,357
Goodwill	59,221	59,221
Core deposit and other intangibles	1,996	2,473
Bank owned life insurance	44,027	43,224
Interest receivable	7,622	7,999
Other assets	26,351	21,246
TOTAL ASSETS	$1,904,700	1,903,629

LIABILITIES:
Deposits:
Noninterest-bearing	$521,704	501,531
Interest-bearing	1,135,666	1,127,288
Total deposits	1,657,370	1,628,819
Short-term borrowings	4,000	—
Long-term debt	24,539	10,000
Operating lease liabilities	6,116	6,473
Accrued interest and other liabilities	17,236	19,733
TOTAL LIABILITIES	1,709,261	1,665,025

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares –no par value, authorized 19,000,000 shares; issued 14,264,931 and 14,213,792 shares at September 30, 2022 and December 31, 2021, respectively; outstanding 11,293,639 and 12,414,956 shares at September 30, 2022 and December 31, 2021, respectively	143,855	143,130
Retained earnings	135,202	126,312
Treasury shares at cost, 2,971,292 and 1,798,836 shares at September 30, 2022 and December 31, 2021, respectively	(52,009)	(29,029)
Accumulated other comprehensive loss, net of taxes	(31,609)	(1,809)
TOTAL SHAREHOLDERS' EQUITY	195,439	238,604
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,904,700	1,903,629

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
INTEREST INCOME:
Interest and fees on loans	$15,026	13,729	43,360	42,372
Dividends on equity securities with a readily determinable fair value	14	12	40	38
Dividends on equity securities without a readily determinable fair value	6	5	16	16
Interest on debt securities, taxable	1,323	1,027	3,672	2,650
Interest on debt securities, non-taxable	190	214	567	656
Other investments	145	37	379	256
TOTAL INTEREST INCOME	16,704	15,024	48,034	45,988
INTEREST EXPENSE:
Interest on deposits	979	836	2,493	2,809
Interest on short-term borrowings	71	2	320	4
Interest on long-term debt	210	113	387	361
TOTAL INTEREST EXPENSE	1,260	951	3,200	3,174
NET INTEREST INCOME	15,444	14,073	44,834	42,814
PROVISION (CREDIT) FOR LOAN LOSSES	(157)	306	269	239
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	15,601	13,767	44,565	42,575
NON-INTEREST INCOME:
Fiduciary income	1,513	1,695	4,851	4,959
Service charges and fees on deposit accounts	1,706	1,621	4,658	4,506
Bank owned life insurance income	269	269	803	805
Gains from sales of loans	—	366	188	560
Other operating income	93	155	159	1,055
TOTAL NON-INTEREST INCOME	3,581	4,106	10,659	11,885
NON-INTEREST EXPENSE:
Salaries and employee benefits	7,062	7,096	21,291	20,640
Equipment expenses	398	421	1,234	1,232
Occupancy expense, net	790	713	2,300	2,236
State financial institutions tax	439	437	1,312	1,318
Marketing	215	253	845	878
Amortization of intangibles	113	263	365	780
FDIC insurance premiums, net	137	129	397	365
Contracted services	613	655	1,902	1,818
Other real estate owned, net	5	—	(874)	2
Other non-interest expense	2,578	2,062	7,297	6,460
TOTAL NON-INTEREST EXPENSE	12,350	12,029	36,069	35,729
INCOME BEFORE INCOME TAXES	6,832	5,844	19,155	18,731
PROVISION FOR INCOME TAXES	1,253	1,027	3,435	3,384
NET INCOME	$5,579	4,817	15,720	15,347

Dividends declared per common share	$0.20	0.19	0.60	0.57
Earnings per common share:
Basic	0.49	0.39	1.36	1.21
Diluted	0.49	0.39	1.36	1.21
Weighted average common shares outstanding:
Basic	11,284,225	12,455,276	11,478,256	12,663,368
Diluted	11,284,225	12,455,276	11,478,256	12,663,378